UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2009

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois

1-2189

36-0698440

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2009, Abbott’s shareholders approved the adoption of the Abbott Laboratories 2009 Incentive Stock Program (the “2009 Program”) at the annual meeting of shareholders.  The 2009 Program was adopted by Abbott’s Board of Directors on December 12, 2008, subject to shareholder approval at the annual meeting.  The 2009 Program replaces the Abbott Laboratories 1996 Incentive Stock Program, as amended and restated (the “1996 Program”), under which Abbott makes all of its equity-related incentive compensation awards.

The 2009 Program, which is administered by the Compensation Committee of Abbott’s Board of Directors, permits Abbott to grant nonqualified stock options, restricted stock awards, restricted stock units, performance awards, other share-based awards (including stock appreciation rights, dividend equivalents and recognition awards), awards to non-employee directors, and awards to employees of Abbott and its subsidiaries who reside in foreign jurisdictions.  Subject to adjustment in the event of changes in capitalization, the maximum number of Abbott common shares that may be issued under the 2009 Program is 175,000,000, plus shares authorized but unissued under the 1996 Program and any shares subject to awards previously granted under the 1996 Program that for any reason cease to be subject to such awards (for example, awards that expire unexercised).  The 2009 Program has a term of ten years.

For a more detailed description of the 2009 Program, see pages 37 through 40 of Abbott’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 16, 2009.  The foregoing description of the 2009 Program is qualified in its entirety by the full text of the 2009 Program, which was included as Exhibit B to the proxy statement and is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

10.1

Abbott Laboratories 2009 Incentive Stock Program (incorporated by reference to Exhibit B of Abbott’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2009).

10.2	Form of Non-Employee Director Non-Qualified Stock Option Agreement.

10.3	Form of Non-Employee Director Restricted Stock Unit Agreement.

10.4	Form of Non-Employee Director Non-Qualified Replacement Stock Option Agreement.

10.5	Form of Non-Qualified Stock Option Agreement (ratably vested).

10.6	Form of Non-Qualified Replacement Stock Option Agreement.

10.7	Form of Performance Restricted Stock Agreement.

10.8	Form of Restricted Stock Agreement (ratably vested).

10.9	Form of Restricted Stock Agreement (cliff vested).

10.10	Form of Performance Restricted Stock Agreement (annual performance based).

10.11	Form of Performance Restricted Stock Agreement (interim performance based).

10.12	Form of Restricted Stock Unit Agreement (cliff vested).

10.13	Form of Restricted Stock Unit Agreement (ratably vested).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 24, 2009	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1

Abbott Laboratories 2009 Incentive Stock Program (incorporated by reference to Exhibit B of Abbott’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2009).

10.2	Form of Non-Employee Director Non-Qualified Stock Option Agreement.

10.3	Form of Non-Employee Director Restricted Stock Unit Agreement.

10.4	Form of Non-Employee Director Non-Qualified Replacement Stock Option Agreement.

10.5	Form of Non-Qualified Stock Option Agreement (ratably vested).

10.6	Form of Non-Qualified Replacement Stock Option Agreement.

10.7	Form of Performance Restricted Stock Agreement.

10.8	Form of Restricted Stock Agreement (ratably vested).

10.9	Form of Restricted Stock Agreement (cliff vested).

10.10	Form of Performance Restricted Stock Agreement (annual performance based).

10.11	Form of Performance Restricted Stock Agreement (interim performance based).

10.12	Form of Restricted Stock Unit Agreement (cliff vested).

10.13	Form of Restricted Stock Unit Agreement (ratably vested).